Common Shares Reserved for Issuance	12 Months Ended
Dec. 31, 2013
Common Shares Reserved for Issuance

10. Common Shares Reserved for Issuance

We were authorized to issue 130,000,000 and 1,000,000,000 shares, respectively, of common stock with a par value of $0.0001 per share as of December 31, 2012 and 2013, respectively. Each share of common stock is entitled to one vote. The holders of common stock are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors, subject to the prior rights of holders of all classes of convertible preferred stock outstanding.

As of December 31, 2012 and 2013, we had reserved shares of common stock for issuance as follows (in thousands):

	As of December 31,
	2012	2013
Reserved under stock award plans	21,443	40,226
Conversion of preferred stock	73,747	—
Warrants to purchase convertible preferred stock	616	—
Warrants to purchase common stock	—	312
ESPP	—	2,500

Total	95,806	43,038